Exhibit 99.4

August 18, 2020
PARTIAL UNWIND AGREEMENT
This PARTIAL UNWIND AGREEMENT (this “Agreement”) is made, by and between [__________] (“Dealer”) and CHEGG, INC. (“Counterparty”), as of the date hereof.
WHEREAS, on March 28, 2018, Counterparty issued $300,000,000 principal amount of its 0.25% Convertible Senior Notes due 2023 (the “Convertible Notes”);
WHEREAS, in connection with the pricing of the Convertible Notes, Counterparty and Dealer, on March 28, 2018, entered into a capped call transaction (the “Transaction”) pursuant to a letter agreement re: Base Call Option Transaction confirming the terms of the Transaction, which is subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Confirmation”);
WHEREAS, in connection with a repurchase by Counterparty of 171,966 Convertible Notes in $1,000 denominations (the “Notes Repurchase” and such number of Convertible Notes in $1,000 denominations, the “Repurchase Number”), Counterparty has requested a partial unwind of the Transaction, and
NOW, THEREFORE, in consideration of their mutual covenants herein contained, the parties hereto, intending to be legally bound, hereby mutually covenant and agree as follows:
1.Defined Terms. Any capitalized term not otherwise defined herein shall have the meaning set forth for such term in the Confirmation.
2.Partial Unwind.

(a)
As of the Effective Date (as defined below) and notwithstanding anything to the contrary in the Confirmation, the Number of Options under the Transaction shall be reduced by a number of Options equal to the Repurchase Number.

(b)	In connection with the amendment of the Transaction as set forth in clause (a) above, on the Effective Date, Dealer shall pay to Counterparty an amount in USD equal to $[ ].

(c)
For the avoidance of doubt, the parties agree that the Notes Repurchase shall be disregarded for all purposes under the Transaction, and without limiting the foregoing, no Early Termination Date shall be deemed to occur with respect to the Transaction or any portion thereof on account of the Notes Repurchase.

3.Representations and Warranties of Counterparty. Counterparty represents and warrants to Dealer on the date hereof that:

(a)
it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)
the execution, delivery and performance by it does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)
all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with;

(d)
its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law));

(e)	it is not in possession of any material nonpublic information regarding itself or the Shares;

(f)
it is not “insolvent” (as such term is defined under Section 101(32) of the U.S. Bankruptcy Code (Title 11 of the United States Code)) and it is able to consummate the Notes Repurchase in compliance with the laws of the jurisdiction of Counterparty’s incorporation;

(g)
it is not entering into this Agreement to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) or otherwise in violation of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

(h)	it is entering into this Agreement in good faith and not as a part of a plan or scheme to evade the prohibitions of Rule 10b-5 under the Exchange Act.
4.Representations and Warranties of Dealer. Dealer represents and warrants to Counterparty on the date hereof that:

(a)
it has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance;

(b)
the execution, delivery and performance by it does not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or affecting it or any of its assets;

(c)
all governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(d)
its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

5.Effectiveness. This Agreement shall become effective concurrently with the completion of the Notes Repurchase by Counterparty (such date, the “Effective Date”).
6.No Reliance. Each of Counterparty and Dealer hereby confirms that it has relied on the advice of its own counsel and other advisors (to the extent it deems appropriate) with respect to any legal, tax, accounting, or regulatory consequences of this Agreement, that it has not relied on the other party or such other party’s affiliates in any respect in connection therewith, and that it will not hold the other party or such other party’s affiliates accountable for any such consequences.
7.Continuing Effect. Except as expressly set forth in Section 2 above, all of the terms and provisions set forth in the Confirmation shall remain and continue in full force and effect and are hereby confirmed in all respects.
8.Jurisdiction; Waiver of Trial by Jury.

(a)
Each party hereby irrevocably and unconditionally submits for itself and its property in any suit, legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, (each, “Proceedings”) to the exclusive jurisdiction of the Supreme Court of the State of New York, sitting in New York County, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof. Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction if (A) the courts of the State of New York or the United States of America for the Southern District of New York lack jurisdiction over the parties or the subject matter of the Proceedings or decline to accept the Proceedings on the grounds of lacking such jurisdiction; (B) the Proceedings are commenced by a party for the purpose of enforcing against the other party’s property, assets or estate any decision or judgment rendered by any court in which Proceedings may be brought as provided hereunder; (C) the Proceedings are commenced to appeal any such court’s decision or judgment to any higher court with competent appellate jurisdiction over that court’s decisions or judgments if that higher court is located outside the State of New York or Borough of Manhattan, such as a federal court of appeals or the U.S. Supreme Court; or (D) any suit, action or proceeding has been commenced in another jurisdiction by or against the other party or against its property, assets or estate and, in order to exercise or protect its rights, interests or remedies under this Agreement, the party (1) joins, files a claim, or takes any other action, in any such suit, action or proceeding, or (2) otherwise commences any Proceeding in that other jurisdiction as the result of that other suit, action or proceeding having commenced in that other jurisdiction.

(b)
EACH OF COUNTERPARTY AND DEALER HEREBY IRREVOCABLY WAIVES (ON ITS OWN BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS) ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

9.Governing Law. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).
10.Counterparts. This Agreement (and any amendment, modification and waiver in respect of it) may be executed and delivered in counterparts, each of which will be deemed an original.
11.[Insert Dealer’s Agency Language]
[End of Text]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
Very truly yours,

[DEALER]
By:
Authorized Signatory
Name:

CHEGG, INC.
By:
Authorized Signatory
Name:

[Partial Unwind Agreement Signature Page]